SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                        __________________________

                                 FORM 8-K

                        __________________________


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                      Date of Report: March 12, 1997




                         CENTRAL NEWSPAPERS, INC.
          (Exact name of registrant as specified in its charter)



                                  INDIANA
              (State or other jurisdiction of incorporation)



       1-10333                                        35-0220660
(Commission File Number)                     (IRS Employer Identification No.)


                 135 North Pennsylvania Street, Suite 1200
                       Indianapolis, Indiana  46204
            (Address of principal executive offices) (Zip Code)

    Registrant's telephone number, including area code:  (317) 231-9200

     Item 4.   Changes in Registrant's Certifying Accountant


     Upon the recommendation of the Audit Committee of the Board of Directors, the Board of Directors of Central Newspapers, Inc. (the "Company") is recommending to shareholders the appointment of Price Waterhouse LLP to examine the financial statements of the Company for the fiscal year ending December 28, 1997. If approved, Price Waterhouse LLP will replace Geo. S. Olive & Co. LLC, which has acted as the independent public accountant for the Company for its two most recent fiscal years.

     The Audit Committee of the Board of Directors solicited bids for audit, tax and related services from several independent accounting firms, including Price Waterhouse LLP and Geo. S. Olive & Co. LLC. Based upon these bids, the Audit Committee recommended the appointment of Price Waterhouse LLP. The Board of Directors approved the recommendations of the Audit Committee at its meeting held on March 11, 1997.

     During the last two fiscal years, the audit reports issued by Geo. S. Olive & Co. LLC with respect to the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles. During the last two fiscal years (and in any subsequent interim period), there have been no disagreements between the Company and Geo. S. Olive & Co. LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Geo.
S. Olive & Co. LLC, would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

During 1996, the Company consulted with Price Waterhouse LLP to confirm the conclusions reached by Geo. S. Olive & Co., LLC with respect to the accounting treatment to be afforded the purchase of a minority shareholder's interest. Attached hereto as Exhibit 99.1 is Price Waterhouse LLP's report expressing its views. These views expressed by Price Waterhouse LLP were in agreement with those of Geo. S. Olive & Co., LLC.

     Pursuant to Item 304 of Regulation S-K, the Company has provided a copy of this Current Report on Form 8-K to Geo. S. Olive & Co. LLC for review. Attached hereto as Exhibit 16.1 is a letter from Geo. S. Olive & Co. LLC addressed to the Securities and Exchange Commission indicating that it agrees with the statements made by the Company herein.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CENTRAL NEWSPAPERS, INC.




                              By:/s/ Thomas K. MacGillivray
                                 --------------------------------
                                 Thomas K. MacGillivray, Treasurer
                                 and Chief Financial Officer


Date:     March 12, 1997